Exhibit 99.2

Supplemental Financial Information

First Quarter 2021

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2020.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2021

This document is a financial supplement to our first quarter 2021 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, and mark-to-market (MTM) investment adjustments.  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,730,715	$2,626,043	$2,805,065	$2,861,883	$3,096,703	$3,133,860
Securities held to maturity	1,184,370	1,237,270	1,278,580	1,323,740	1,346,350	1,362,210
Total investments and cash	3,915,085	3,863,313	4,083,645	4,185,623	4,443,053	4,496,070
Due from reinsurers	4,169,823	4,132,897	4,217,129	4,229,088	4,273,904	4,345,483
Deferred policy acquisition costs	2,325,750	2,346,656	2,434,462	2,532,409	2,629,644	2,712,169
Other assets	792,128	799,122	851,660	885,083	899,164	921,235
Separate account assets	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901
Total assets	$13,688,531	$13,270,911	$13,964,549	$14,300,531	$14,905,285	$15,113,857

Liabilities:
Future policy benefits	$6,446,569	$6,472,397	$6,567,169	$6,664,061	$6,790,557	$6,885,115
Other policy liabilities	744,087	737,435	855,083	911,454	984,612	1,020,349
Income taxes	209,221	208,357	265,369	216,639	223,496	235,233
Other liabilities	563,931	554,014	574,425	573,253	618,874	633,719
Notes payable	374,037	374,131	374,226	374,320	374,415	374,511
Surplus note	1,183,728	1,236,644	1,277,970	1,323,146	1,345,772	1,361,648
Payable under securities lending	28,723	28,896	29,973	48,883	72,154	87,190
Separate account liabilities	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520	2,638,901
Total liabilities	12,036,040	11,740,797	12,321,869	12,580,085	13,069,400	13,236,665

Stockholders’ equity:
Common stock ($0.01 par value) (1)	412	405	397	394	393	394
Paid-in capital	(0)	(0)	(0)	(0)	(0)	8,138
Retained earnings	1,593,281	1,565,803	1,569,689	1,629,114	1,705,786	1,785,037
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053
Cumulative translation adjustment	(5,765)	(34,776)	(21,132)	(14,820)	1,578	6,570
Total stockholders’ equity	1,652,492	1,530,114	1,642,680	1,720,446	1,835,885	1,877,192
Total liabilities and stockholders' equity	$13,688,531	$13,270,911	$13,964,549	$14,300,531	$14,905,285	$15,113,857

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,652,492	$1,530,114	$1,642,680	$1,720,446	$1,835,885	$1,877,192
Less: Net unrealized gains (losses)	64,564	(1,318)	93,726	105,758	128,128	77,053
Adjusted stockholders’ equity	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757
Net Income	93,557	72,469	101,510	112,101	100,084	97,872
Shareholder dividends	(14,162)	(16,530)	(16,083)	(15,882)	(15,851)	(18,620)
Retirement of shares and warrants	(44,137)	(95,676)	(86,513)	(41,556)	(13,426)	(5,966)
Net foreign currency translation adjustment	6,500	(29,011)	13,645	6,312	16,398	4,992
Other, net	4,734	12,252	4,964	4,759	5,864	14,105
Balance, end of period	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757	$1,800,139

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644
General expenses deferred	8,608	9,726	9,205	9,702	9,510	10,558
Commission costs deferred	97,538	104,793	120,967	130,719	128,084	134,188
Amortization of deferred policy acquisition costs	(67,279)	(70,311)	(53,177)	(47,491)	(53,342)	(66,105)
Foreign currency impact and other, net	5,322	(23,302)	10,812	5,017	12,984	3,884
Balance, end of period	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644	$2,712,169

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	(1,675,252)	-4.1%

Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$25,403	35.1%
Less income attributable to unvested participating securities	(310)	(437)	(493)	(433)	(417)	(107)	-34.3%
Net income used in computing basic EPS	$72,159	$101,073	$111,608	$99,651	$97,455	$25,296	35.1%
Basic earnings per share	$1.75	$2.52	$2.82	$2.53	$2.47	$0.72	40.8%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$12,082	14.2%
Less operating income attributable to unvested participating securities	(364)	(424)	(487)	(421)	(414)	(49)	-13.6%
Adjusted net operating income used in computing basic operating EPS	$84,682	$98,056	$110,231	$96,918	$96,715	$12,033	14.2%
Basic adjusted operating income per share	$2.06	$2.44	$2.78	$2.46	$2.45	$0.39	19.1%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	41,131,200	40,131,877	39,587,978	39,420,628	39,455,948	(1,675,252)	-4.1%
Dilutive impact of contingently issuable shares	107,361	114,090	122,097	133,544	124,505	17,144	16.0%
Shares used to calculate diluted EPS	41,238,561	40,245,967	39,710,075	39,554,172	39,580,453	(1,658,108)	-4.0%

Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$25,403	35.1%
Less income attributable to unvested participating securities	(310)	(436)	(492)	(431)	(416)	(106)	-34.2%
Net income used in computing diluted EPS	$72,159	$101,074	$111,609	$99,652	$97,456	$25,296	35.1%
Diluted earnings per share	$1.75	$2.51	$2.81	$2.52	$2.46	$0.71	40.7%

Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$12,082	14.2%
Less operating income attributable to unvested participating securities	(364)	(423)	(486)	(420)	(413)	(49)	-13.5%
Adjusted net operating income used in computing diluted operating EPS	$84,683	$98,057	$110,232	$96,919	$96,717	$12,033	14.2%
Diluted adjusted operating income per share	$2.05	$2.44	$2.78	$2.45	$2.44	$0.39	19.0%

											YOY Q1
	Q1 2020		Q2 2020		Q3 2020		Q4 2020		Q1 2021		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,591,303		$1,586,397		$1,681,563		$1,778,166		$1,856,539		$265,236		16.7%
Average adjusted stockholders' equity	$1,559,680		$1,540,193		$1,581,821		$1,661,222		$1,753,948		$194,268		12.5%

Net income return on stockholders' equity	18.2%		25.6%		26.7%		22.5%		21.1%		2.9%		nm
Net income return on adjusted stockholders' equity	18.6%		26.4%		28.3%		24.1%		22.3%		3.7%		nm

Adjusted net operating income return on adjusted stockholders' equity	21.8%		25.6%		28.0%		23.4%		22.2%		0.3%		nm

Capital Structure
Debt-to-capital (1)	19.6%		18.6%		17.9%		16.9%		16.6%		-3.0%		nm
Debt-to-capital, excluding AOCI (1)	19.3%		19.2%		18.7%		18.0%		17.3%		-2.0%		nm

Cash and invested assets to stockholders' equity	2.5	x	2.5	x	2.4	x	2.4	x	2.4	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.6	x	2.6	x	2.6	x	2.5	x	(0.0	x)	nm

Share count, end of period (2)	40,459,767		39,667,002		39,374,259		39,305,902		39,414,085		(1,045,682)		-2.6%
Adjusted stockholders' equity per share	$37.85		$39.05		$41.01		$43.45		$45.67		$7.82		20.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		nm		nm
A.M. Best	A+		A+		A+		A+		A+		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm
S&P	A-		A-		A-		A-		A-		nm		nm
A.M. Best	a-		a-		a-		a-		a-		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$702,637	$717,088	$736,606	$750,818	$762,227	$59,590	8.5%
Ceded premiums	(386,825)	(402,549)	(393,716)	(397,676)	(395,973)	(9,148)	-2.4%
Net premiums	315,813	314,539	342,890	353,142	366,254	50,442	16.0%
Net investment income	15,420	22,710	22,953	22,731	20,052	4,633	30.0%
Commissions and fees:
Sales-based (1)	80,891	62,812	65,600	75,347	98,112	17,221	21.3%
Asset-based (2)	81,395	78,146	86,695	93,669	101,241	19,846	24.4%
Account-based (3)	20,204	20,478	21,008	21,351	21,120	916	4.5%
Other commissions and fees	7,579	10,352	11,999	13,746	13,571	5,992	79.1%
Realized investment (losses) gains	(10,030)	1,742	642	2,650	1,766	11,796	117.6%
Other, net	13,665	15,036	16,674	15,695	15,595	1,930	14.1%
Total revenues	524,936	525,815	568,460	598,330	637,711	112,775	21.5%
Benefits and expenses:
Benefits and claims	134,813	139,646	160,166	180,945	183,789	48,976	36.3%
Amortization of DAC	70,311	53,177	47,491	53,342	66,105	(4,206)	-6.0%
Insurance commissions	6,844	6,333	9,694	9,263	8,740	1,896	27.7%
Insurance expenses	48,709	43,753	46,109	49,546	48,766	57	0.1%
Sales commissions:
Sales-based (1)	56,561	44,834	46,821	52,931	68,594	12,034	21.3%
Asset-based (2)	36,323	35,673	39,349	43,227	46,866	10,543	29.0%
Other sales commissions	3,723	4,985	5,779	6,430	6,434	2,711	72.8%
Interest expense	7,192	7,200	7,221	7,225	7,145	(47)	-0.7%
Other operating expenses	65,914	56,152	59,348	63,781	72,964	7,049	10.7%
Total benefits and expenses	430,391	391,753	421,978	466,690	509,403	79,013	18.4%
Income before income taxes	94,546	134,062	146,482	131,640	128,308	33,762	35.7%
Income taxes	22,077	32,552	34,382	31,556	30,437	8,360	37.9%
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$25,403	35.1%

Income Before Income Taxes by Segment
Term Life	$82,892	$94,903	$105,316	$89,440	$88,236	$5,344	6.4%
Investment & Savings Products	47,700	46,859	51,372	56,713	63,363	15,663	32.8%
Corporate & Other Distributed Products	(36,046)	(7,700)	(10,206)	(14,514)	(23,290)	12,756	35.4%
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$33,762	35.7%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$59,951	8.6%
Less: Premiums ceded to IPO Coinsurers	260,076	257,529	254,938	253,039	249,944	(10,132)	-3.9%
Term Life adjusted direct premiums	$436,488	$453,659	$475,335	$492,520	$506,570	$70,082	16.1%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(385,232)	$(400,919)	$(392,004)	$(395,767)	$(394,550)	$(9,318)	-2.4%
Less: Premiums ceded to IPO Coinsurers	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	10,132	3.9%
Term Life other ceded premiums	$(125,156)	$(143,390)	$(137,066)	$(142,728)	$(144,606)	$(19,450)	-15.5%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$15,420	$22,710	$22,953	$22,731	$20,052	$4,633	30.0%
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	nm	nm
Adjusted net investment income	$21,799	$20,451	$21,788	$21,771	$20,845	$(954)	-4.4%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$524,936	$525,815	$568,460	$598,330	$637,711	$112,775	21.5%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	nm	nm
Adjusted operating revenues	$541,346	$521,813	$566,653	$594,720	$636,738	$95,393	17.6%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$94,546	$134,062	$146,482	$131,640	$128,308	$33,762	35.7%
Less: Realized investment gains/(losses)	(10,030)	1,742	642	2,650	1,766	nm	nm
Less: MTM investment adjustments	(6,379)	2,259	1,165	960	(793)	nm	nm
Adjusted operating income before income taxes	$110,955	$130,060	$144,676	$128,030	$127,335	$16,380	14.8%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$72,469	$101,510	$112,101	$100,084	$97,872	$25,403	35.1%
Less: Income before income taxes reconciling items	(16,409)	4,002	1,807	3,610	973	nm	nm
Less: Tax impact of income before income taxes reconciling items	3,832	(972)	(424)	(865)	(231)	nm	nm
Adjusted net operating income	$85,047	$98,480	$110,718	$97,339	$97,129	$12,082	14.2%

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$59,951	8.6%
Premiums ceded to IPO coinsurers (1)	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	10,132	3.9%
Adjusted direct premiums (2)	436,488	453,659	475,335	492,520	506,570	70,082	16.1%
Other ceded premiums (3)	(125,156)	(143,390)	(137,066)	(142,728)	(144,606)	(19,450)	-15.5%
Net premiums	311,332	310,269	338,269	349,792	361,964	50,632	16.3%
Allocated net investment income	6,246	6,538	6,813	7,432	8,253	2,007	32.1%
Other, net	10,168	11,426	12,717	11,768	11,810	1,642	16.1%
Revenues	327,747	328,233	357,799	368,992	382,028	54,281	16.6%

Benefits and expenses:
Benefits and claims	128,563	135,409	156,209	173,767	178,963	50,400	39.2%
Amortization of DAC	65,840	52,730	45,529	52,109	62,584	(3,256)	-4.9%
Insurance commissions	3,286	2,884	5,946	5,477	4,869	1,584	48.2%
Insurance expenses	47,165	42,306	44,800	48,199	47,375	209	0.4%
Benefits and expenses	244,855	233,330	252,483	279,551	293,792	48,937	20.0%
Income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$5,344	6.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$80,891	$62,812	$65,600	$75,347	$98,112	$17,221	21.3%
Asset-based	81,395	78,146	86,695	93,669	101,241	19,846	24.4%
Account-based	20,204	20,478	21,008	21,351	21,120	916	4.5%
Other, net	2,542	2,745	3,034	2,949	2,949	407	16.0%
Revenues	185,033	164,180	176,338	193,316	223,422	38,390	20.7%

Benefits and expenses:
Amortization of DAC	4,305	100	1,667	982	3,275	(1,030)	-23.9%
Insurance commissions	3,201	3,106	3,377	3,500	3,572	370	11.6%
Sales commissions:
Sales-based	56,561	44,834	46,821	52,931	68,594	12,034	21.3%
Asset-based	36,323	35,673	39,349	43,227	46,866	10,543	29.0%
Other operating expenses	36,942	33,608	33,751	35,963	37,752	810	2.2%
Benefits and expenses	137,332	117,321	124,966	136,603	160,060	22,727	16.5%
Income before income taxes	$47,700	$46,859	$51,372	$56,713	$63,363	$15,663	32.8%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,074	$5,900	$6,333	$5,259	$5,713	$(361)	-5.9%
Ceded premiums	(1,593)	(1,631)	(1,712)	(1,909)	(1,423)	170	10.7%
Net premiums	4,480	4,270	4,621	3,350	4,290	(191)	-4.3%
Allocated net investment income	15,553	13,913	14,975	14,339	12,592	(2,961)	-19.0%
Commissions and fees:
Prepaid Legal Services	3,829	4,557	4,942	5,104	4,783	954	24.9%
Auto and Homeowners Insurance	1,672	2,263	1,985	2,194	1,787	114	6.8%
Mortgage loans	264	1,301	3,011	4,146	4,960	4,696	nm
Other sales commissions	1,813	2,231	2,061	2,301	2,041	228	12.6%
Other, net	954	865	922	977	836	(119)	-12.5%
Adjusted operating revenues	28,566	29,400	32,516	32,412	31,288	2,722	9.5%

Benefits and expenses:
Benefits and claims	6,249	4,236	3,957	7,178	4,826	(1,424)	-22.8%
Amortization of DAC	166	346	295	251	246	80	48.0%
Insurance commissions	357	343	371	286	299	(59)	-16.4%
Insurance expenses	1,544	1,447	1,309	1,347	1,391	(153)	-9.9%
Sales commissions	3,723	4,985	5,779	6,430	6,434	2,711	72.8%
Interest expense	7,192	7,200	7,221	7,225	7,145	(47)	-0.7%
Other operating expenses	28,972	22,544	25,597	27,818	35,211	6,239	21.5%
Benefits and expenses	48,203	41,102	44,529	50,535	55,551	7,348	15.2%
Adjusted operating income before income taxes	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(24,263)	$(4,627)	-23.6%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$59,951	8.6%
Premiums ceded to IPO coinsurers (1)	(260,076)	(257,529)	(254,938)	(253,039)	(249,944)	10,132	3.9%
Adjusted direct premiums (2)	436,488	453,659	475,335	492,520	506,570	70,082	16.1%
Other ceded premiums (3)	(125,156)	(143,390)	(137,066)	(142,728)	(144,606)	(19,450)	-15.5%
Net premiums	311,332	310,269	338,269	349,792	361,964	50,632	16.3%
Allocated net investment income	6,246	6,538	6,813	7,432	8,253	2,007	32.1%
Other, net	10,168	11,426	12,717	11,768	11,810	1,642	16.1%
Revenues	327,747	328,233	357,799	368,992	382,028	54,281	16.6%

Benefits and expenses:
Benefits and claims	128,563	135,409	156,209	173,767	178,963	50,400	39.2%
Amortization of DAC	65,840	52,730	45,529	52,109	62,584	(3,256)	-4.9%
Insurance commissions	3,286	2,884	5,946	5,477	4,869	1,584	48.2%
Insurance expenses	47,165	42,306	44,800	48,199	47,375	209	0.4%
Benefits and expenses	244,855	233,330	252,483	279,551	293,792	48,937	20.0%
Income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$5,344	6.4%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$336,921	$352,353	$372,852	$388,303	$401,106	$64,186	19.1%
Pre-IPO direct premiums (5)	359,643	358,835	357,421	357,256	355,408	(4,235)	-1.2%
Total direct premiums	$696,564	$711,188	$730,273	$745,559	$756,514	$59,951	8.6%

Premiums ceded to IPO coinsurers	$260,076	$257,529	$254,938	$253,039	$249,944	$(10,132)	-3.9%
% of Pre-IPO direct premiums	72.3%	71.8%	71.3%	70.8%	70.3%	nm	nm

Benefits and claims, net (6)	$253,719	$278,799	$293,275	$316,495	$323,569	$69,850	27.5%
% of adjusted direct premiums	58.1%	61.5%	61.7%	64.3%	63.9%	nm	nm

DAC amortization & insurance commissions	$69,126	$55,614	$51,474	$57,585	$67,454	$(1,672)	-2.4%
% of adjusted direct premiums	15.8%	12.3%	10.8%	11.7%	13.3%	nm	nm

Insurance expenses, net (7)	$36,997	$30,881	$32,083	$36,431	$35,565	$(1,432)	-3.9%
% of adjusted direct premiums	8.5%	6.8%	6.7%	7.4%	7.0%	nm	nm

Total Term Life income before income taxes	$82,892	$94,903	$105,316	$89,440	$88,236	$5,344	6.4%
Term Life operating margin (8)	19.0%	20.9%	22.2%	18.2%	17.4%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,522	130,095	134,157	136,306	134,907	4,385	3.4%
New life-licensed representatives	10,599	12,250	13,138	12,119	10,833	234	2.2%
Non-renewal and terminated representatives	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)	(2,684)	-24.3%
Life-insurance licensed sales force, end of period	130,095	134,157	136,306	134,907	132,030	1,935	1.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$61.5	$77.7	$86.0	$78.4	$74.5	$13.0	21.1%
Additions and increases in premium	15.0	17.8	17.9	18.1	18.0	3.0	20.1%
Total estimated annualized issued term life premium	$76.5	$95.5	$103.9	$96.5	$92.5	$16.0	20.9%

Issued term life policies	71,318	94,044	100,199	87,307	82,667	11,349	15.9%
Estimated average annualized issued term life premium per policy (1)(2)	$863	$826	$858	$898	$901	$38	4.5%

Term life face amount in-force, beginning of period ($mills)	$808,262	$804,512	$821,998	$840,227	$858,818	$50,556	6.3%
Issued term life face amount (3)	23,221	27,754	30,104	28,357	26,643	3,422	14.7%
Terminated term life face amount	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)	1,055	5.8%
Foreign currency impact, net	(8,676)	4,046	1,859	4,740	1,422	10,098	116.4%
Term life face amount in-force, end of period	$804,512	$821,998	$840,227	$858,818	$869,643	$65,131	8.1%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$80,891	$62,812	$65,600	$75,347	$98,112	$17,221	21.3%
Asset-based	81,395	78,146	86,695	93,669	101,241	19,846	24.4%
Account-based	20,204	20,478	21,008	21,351	21,120	916	4.5%
Other, net	2,542	2,745	3,034	2,949	2,949	407	16.0%
Revenues	185,033	164,180	176,338	193,316	223,422	38,390	20.7%

Benefits and expenses:
Amortization of DAC	4,305	100	1,667	982	3,275	(1,030)	-23.9%
Insurance commissions	3,201	3,106	3,377	3,500	3,572	370	11.6%
Sales commissions:
Sales-based	56,561	44,834	46,821	52,931	68,594	12,034	21.3%
Asset-based	36,323	35,673	39,349	43,227	46,866	10,543	29.0%
Other operating expenses	36,942	33,608	33,751	35,963	37,752	810	2.2%
Benefits and expenses	137,332	117,321	124,966	136,603	160,060	22,727	16.5%
Income before income taxes	$47,700	$46,859	$51,372	$56,713	$63,363	$15,663	32.8%

Financial Analysis

Fees paid based on client asset values (1)	$5,990	$5,712	$6,284	$6,772	$6,964	$974	16.3%
Fees paid based on fee-generating positions (2)	10,248	9,094	8,747	9,547	10,451	203	2.0%
Other operating expenses	20,704	18,803	18,719	19,644	20,337	(366)	-1.8%
Total other operating expenses	$36,942	$33,608	$33,751	$35,963	$37,752	$810	2.2%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.34%	1.33%	1.27%	1.31%	1.29%	nm	nm
Canada	1.06%	0.87%	0.93%	0.95%	1.05%	nm	nm
Total	1.30%	1.27%	1.23%	1.26%	1.25%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.038%	0.037%	0.038%	0.038%	0.039%	nm	nm
Canada	0.098%	0.133%	0.119%	0.124%	0.103%	nm	nm
Total	0.047%	0.052%	0.050%	0.052%	0.049%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.70	$4.19	$4.45	$4.23	$3.77	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$921.0	$758.4	$874.1	$945.5	$1,261.9	$340.9	37.0%
Canada Retail Mutual Funds	280.9	165.2	189.6	256.0	424.0	143.1	51.0%
Indexed Annuities	72.2	48.4	47.2	50.6	55.5	(16.7)	-23.2%
Variable Annuities and other	600.6	440.5	421.7	529.3	627.1	26.5	4.4%
Total sales-based revenue generating product sales	1,874.7	1,412.5	1,532.6	1,781.3	2,368.4	493.8	26.3%
Managed Accounts	246.2	200.1	223.0	230.7	330.1	83.8	34.0%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	30.2	24.2%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$607.8	27.1%

Canada Retail Mutual Funds	$280.9	$165.2	$189.6	$256.0	$424.0	$143.1	51.0%
Segregated Funds and other	124.8	73.9	85.3	57.3	154.9	30.2	24.2%
Total Canada product sales	405.7	239.2	274.9	313.3	579.0	173.3	42.7%
Total U.S. product sales	1,840.0	1,447.3	1,566.1	1,756.1	2,274.5	434.5	23.6%
Total product sales	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5	$607.8	27.1%

Client asset values, beginning of period ($mills)	$70,537	$59,036	$68,224	$72,606	$81,533	$10,996	15.6%
Inflows	2,246	1,686	1,841	2,069	2,853	608	27.1%
Outflows (1)	(1,703)	(1,074)	(1,333)	(1,427)	(1,759)	(56)	-3.3%
Net flows	543	613	508	642	1,095	552	101.8%
Foreign currency impact, net	(978)	404	205	539	172	1,151	117.6%
Change in market value, net and other (2)	(11,065)	8,171	3,669	7,745	3,088	14,154	127.9%
Client asset values, end of period	$59,036	$68,224	$72,606	$81,533	$85,888	$26,852	45.5%
Annualized net flows as % of beginning of period asset values	3.1%	4.2%	3.0%	3.5%	5.4%	2.3%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$32,693	$31,586	$35,204	$37,562	$41,161	$8,468	25.9%
Canada Retail Mutual Funds	7,950	7,573	8,525	9,186	10,268	2,318	29.2%
Managed Accounts	3,905	3,871	4,325	4,703	5,295	1,390	35.6%
Indexed Annuities	2,389	2,427	2,446	2,469	2,495	105	4.4%
Variable Annuities and other	17,292	16,890	18,551	19,634	21,291	3,999	23.1%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	256	10.8%
Total	$66,595	$64,638	$71,512	$76,090	$83,131	$16,536	24.8%

Canada Retail Mutual Funds	$7,950	$7,573	$8,525	$9,186	$10,268	$2,318	29.2%
Segregated Funds	2,366	2,291	2,461	2,536	2,622	256	10.8%
Total Canada average client assets	10,316	9,864	10,986	11,722	12,890	2,574	25.0%
Total U.S. average client assets	56,279	54,775	60,526	64,368	70,241	13,962	24.8%
Total average client assets	$66,595	$64,638	$71,512	$76,090	$83,131	$16,536	24.8%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,031	2,048	2,072	2,091	2,115	85	4.2%
Recordkeeping only	658	671	685	697	714	56	8.5%
Total	2,689	2,718	2,757	2,788	2,830	141	5.2%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2021
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$490,701	$490,701	$-	15.8%	16.3%

Fixed Income:
Treasury	24,441	23,717	724	0.8%	0.8%	1.99%	AAA
Government	286,810	278,396	8,413	9.2%	9.3%	2.89%	AA-
Tax-Exempt Municipal	47,284	45,203	2,081	1.5%	1.5%	2.77%	AA
Public Corporate	1,537,715	1,470,958	66,757	49.6%	49.0%	3.45%	BBB+
Mortgage Backed	275,340	266,112	9,228	8.9%	8.9%	2.64%	AAA
Asset Backed	70,698	69,772	926	2.3%	2.3%	3.09%	AA-
CMBS	144,265	140,293	3,972	4.7%	4.7%	2.99%	AA
Private Placements	180,880	175,328	5,552	5.8%	5.8%	4.29%	BBB
Redeemable Preferred	5,810	5,447	362	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,573,242	2,475,227	98,016	83.0%	82.4%	3.30%	A-

Equities and Other:
Perpetual Preferred	13,397	13,397	-	0.4%	0.4%
Common Stock	18,221	18,221	0	0.6%	0.6%
Mutual Fund	6,090	6,090	-	0.2%	0.2%
Derivatives	40	40	-	0.0%	0.0%
Other	-	-	-	0.0%	0.0%
Total Equities	37,748	37,748	0	1.2%	1.3%

Total Invested Assets	$3,101,690	$3,003,675	$98,016	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$198,765	$191,382	$7,383	12.9%	13.0%
Energy	156,954	149,229	7,724	10.2%	10.1%
Insurance	153,627	147,253	6,373	10.0%	10.0%
Banking	137,828	132,202	5,626	9.0%	9.0%
REITs	136,620	129,624	6,996	8.9%	8.8%
Consumer Cyclical	124,079	119,031	5,048	8.1%	8.1%
Technology	118,291	112,238	6,053	7.7%	7.6%
Electric	100,803	97,085	3,718	6.6%	6.6%
Capital Goods	86,646	83,791	2,855	5.6%	5.7%
Transportation	74,695	72,265	2,429	4.9%	4.9%
Basic Industry	72,200	69,098	3,102	4.7%	4.7%
Communications	69,132	64,567	4,564	4.5%	4.4%
Brokerage	53,050	50,049	3,001	3.4%	3.4%
Finance Companies	28,801	27,698	1,103	1.9%	1.9%
Financial Other	8,543	8,332	211	0.6%	0.6%
Industrial Other	8,013	7,655	358	0.5%	0.5%
Natural Gas	6,356	6,134	222	0.4%	0.4%
Owned No Guarantee	2,229	2,325	(96)	0.1%	0.2%
Utility Other	1,085	999	86	0.1%	0.1%
Total Corporate portfolio	$1,537,715	$1,470,958	$66,757	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$260,841	$257,562	$3,278	10.1%	10.4%	2.90%
1-2 Yrs.	337,399	325,226	12,173	13.1%	13.1%	3.33%
2-5 Yrs.	855,681	803,997	51,684	33.3%	32.5%	3.54%
5-10 Yrs.	829,658	803,663	25,996	32.2%	32.5%	3.14%
> 10 Yrs.	289,663	284,779	4,884	11.3%	11.5%	3.41%
Total Fixed Income	$2,573,242	$2,475,227	$98,016	100.0%	100.0%	3.30%

Duration

Fixed Income portfolio duration	4.7	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2021	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$411,644	16.6%
AA	301,291	12.2%
A	569,388	23.0%
BBB	1,089,736	44.0%
Below Investment Grade	100,633	4.1%
NA	2,536	0.1%
Total Fixed Income	$2,475,227	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$12,175	0.8%	AAA	$-	—
AA	77,080	5.2%	AA	5,558	3.2%
A	368,039	25.0%	A	21,352	12.2%
BBB	932,102	63.4%	BBB	132,196	75.4%
Below Investment Grade	80,614	5.5%	Below Investment Grade	16,222	9.3%
NA	949	0.1%	NA	-	—
Total Corporate	$1,470,958	100.0%	Total Private	$175,328	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$81,734	58.3%	AAA	$231,538	87.0%
AA	2,958	2.1%	AA	25,029	9.4%
A	55,528	39.6%	A	9,374	3.5%
BBB	-	—	BBB	-	—
Below Investment Grade	74	0.1%	Below Investment Grade	135	0.1%
NA	-	—	NA	35	0.0%
Total CMBS	$140,293	100.0%	Total Mortgage-Backed	$266,112	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$24,190	34.7%	AAA	$58,508	19.4%
AA	4,008	5.7%	AA	153,653	50.9%
A	35,104	50.3%	A	74,737	24.7%
BBB	4,229	6.1%	BBB	12,319	4.1%
Below Investment Grade	691	1.0%	Below Investment Grade	2,897	1.0%
NA	1,551	2.2%	NA	0	0.0%
Total Asset-Backed	$69,772	100.0%	Total Treasury & Government	$302,113	100.0%

NAIC Designations

1	$1,009,063	48.2%
2	979,392	46.8%
3	88,436	4.2%
4	16,037	0.8%
5	-	—
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,092,928	100.0%
Other (3)	420,046
Cash and cash equivalents	490,702
Total Invested Assets	$3,003,676

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,784	$20,213	$20,882	$20,925	$20,020	$(764)	-3.7%
Fixed-maturity securities (held-to-maturity)	13,472	14,074	14,704	15,223	15,146	1,674	12.4%
Equity Securities	451	461	433	406	391	(60)	-13.2%
Deposit asset underlying 10% reinsurance treaty	1,830	1,394	1,694	1,330	1,368	(463)	-25.3%
Deposit asset - Mark to Market	(6,379)	2,259	1,165	960	(793)	5,587	-87.6%
Policy loans and other invested assets	189	541	242	272	231	42	22.4%
Cash & cash equivalents	843	143	114	103	119	(724)	-85.9%
Total investment income	31,190	39,085	39,234	39,219	36,483	5,293	17.0%
Investment expenses	2,298	2,300	1,577	1,265	1,284	(1,014)	-44.1%
Interest Expense on Surplus Note	13,472	14,074	14,704	15,223	15,146	1,674	12.4%
Net investment income	$15,420	$22,710	$22,953	$22,731	$20,052	$4,633	30.0%
Fixed income book yield, end of period	3.55%	3.54%	3.45%	3.44%	3.30%
New money yield	3.25%	3.14%	2.44%	2.67%	1.72%

						YOY Q1
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	22.9%	21.5%	19.6%	18.7%	16.6%	-6.3%
AA	12.1%	11.6%	12.8%	12.7%	12.2%	0.1%
A	22.9%	22.3%	21.8%	22.3%	23.0%	0.1%
BBB	38.9%	40.4%	42.0%	42.3%	44.0%	5.2%
Below Investment Grade	3.1%	4.0%	3.8%	3.9%	4.1%	1.0%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A-

		As of March 31, 2021				As of March 31, 2021			As of March 31, 2021
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$21,618	$21,066	AAA	Canada	$78,229	$73,282	AAA	$2,023	$2,001
2	Province of Ontario Canada	19,564	19,703	A+	Australia	34,183	32,478	AA	9,977	9,626
3	Province of Alberta Canada	14,351	14,212	AA-	United Kingdom	31,645	30,177	A	9,758	9,387
4	Morgan Stanley	14,141	13,626	A+	France	13,053	12,561	BBB	10,828	10,328
5	Province of Quebec Canada	12,473	11,490	AA-	Germany	12,345	12,113	Below Investment Grade	2,947	2,897
6	Enbridge Inc	12,049	11,685	BBB+	Ireland	12,101	11,888	NA	—	—
7	ConocoPhillips	12,043	11,055	A-	Bermuda	11,280	10,541	Total	$35,533	$34,238
8	Province of New Brunswick Canada	11,872	11,778	A+	Cayman Islands	11,144	11,050
9	Province of Manitoba Canada	11,556	11,422	A+	Japan	10,869	10,362
10	Province of British Columbia Canada	11,068	10,711	AAA	Mexico	9,358	9,384	Non-Government Investments (1)
11	Capital One Financial Corp	10,352	9,902	BBB	Switzerland	9,078	7,943
12	General Motors Co	10,069	9,275	BBB	Netherlands	8,853	8,681	AAA	$3,956	$3,934
13	City of Toronto Canada	9,600	9,145	AA	Norway	5,067	4,958	AA	11,972	11,853
14	Wells Fargo & Co	9,429	9,184	A-	Brazil	4,650	4,606	A	60,145	57,400
15	Municipal Finance Authority of British Columbia	9,335	8,985	AAA	Israel	4,015	3,983	BBB	163,263	154,290
16	AbbVie Inc	8,924	8,722	BBB+	Emerging Markets (2)	15,141	14,744	Below Investment Grade	18,482	17,832
17	Entergy Corp	8,521	8,464	BBB+	All Other	22,340	20,796	NA	—	—
18	Brookfield Asset Management Inc	8,263	7,486	A-	Total	$293,351	$279,547	Total	$257,819	$245,309
19	Province of Newfoundland and Labrador	8,164	7,748	A
20	TC Energy Corp	8,092	7,642	BBB+
21	Truist Financial Corp	7,979	7,497	A-
22	Simon Property Group Inc	7,877	7,663	A
23	General Mills Inc	7,807	7,350	BBB
24	CI Financial Corp	7,762	7,839	BBB
25	Discovery Inc	7,759	6,973	BBB-
	Total	$270,668	$260,622

	% of total fixed income portfolio	8.7%	8.7%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2016	2017	2018	2019	2020	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021

Recruits	262,732	303,867	290,886	282,207	400,345	84,762	133,123	101,861	80,599	94,633

Life-insurance licensed sales force, beginning of period	106,710	116,827	126,121	130,736	130,522	130,522	130,095	134,157	136,306	134,907
New life-licensed representatives	44,724	48,535	48,041	44,739	48,106	10,599	12,250	13,138	12,119	10,833
Non-renewal and terminated representatives	(34,607)	(39,241)	(43,426)	(44,953)	(43,721)	(11,026)	(8,188)	(10,989)	(13,518)	(13,710)
Life-insurance licensed sales force, end of period	116,827	126,121	130,736	130,522	134,907	130,095	134,157	136,306	134,907	132,030

Issued term life policies	298,244	312,799	301,589	287,809	352,868	71,318	94,044	100,199	87,307	82,667

Issued term life face amount	$89,869	$95,635	$95,209	$93,994	$109,436	$23,221	$27,754	$30,104	$28,357	$26,643

Term life face amount in force, beginning of period	$693,194	$728,385	$763,831	$781,041	$808,262	$808,262	$804,512	$821,998	$840,227	$858,818
Issued term life face amount	89,869	95,635	95,209	93,994	109,436	23,221	27,754	30,104	28,357	26,643
Terminated term life face amount	(57,238)	(65,958)	(70,291)	(71,519)	(60,848)	(18,294)	(14,315)	(13,733)	(14,506)	(17,240)
Foreign currency impact, net	2,560	5,769	(7,708)	4,746	1,968	(8,676)	4,046	1,859	4,740	1,422
Term life face amount in force, end of period	$728,385	$763,831	$781,041	$808,262	$858,818	$804,512	$821,998	$840,227	$858,818	$869,643

Estimated annualized issued term life premium
Premium from new policies	$237.9	$255.4	$250.8	$244.8	$303.6	$61.5	$77.7	$86.0	$78.4	$74.5
Additions and increases in premium	46.4	49.5	55.2	60.2	68.9	15.0	17.8	17.9	18.1	18.0
Total estimated annualized issued term life premium	$284.3	$304.9	$306.0	$305.0	$372.5	$76.5	$95.5	$103.9	$96.5	$92.5

Investment & Savings product sales	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$2,853.5

Investment & Savings average client asset values	$49,427	$56,791	$61,842	$65,029	$69,709	$66,595	$64,638	$71,512	$76,090	$83,131

Closed U.S. Mortgage Volume (brokered)	$—	$—	$—	$31.1	$442.5	$12.9	$65.8	$160.0	$203.8	$262.3

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